Exhibit 99.2

Visa Inc.

Fiscal First Quarter 2016 Financial Results

January 28, 2016

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are identified by words such as “estimates,” “believe,” “outlook,” “will,” “continue” and other similar expressions. Examples of forward-looking statements include, but are not limited to, statements we make about our revenue, client incentives, operating margin, tax rate, earnings per share, free cash flow, and the growth of those items.

By their nature, forward-looking statements: (i) speak only as of the date they are made; (ii) are not statements of historical fact or guarantees of future performance; and (iii) are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from our forward-looking statements due to a variety of factors, including the following: the impact of laws, regulations and marketplace barriers, including: increased regulation of fees, transaction routing, payment card practices or other aspects of the payments industry in the United States, including new or revised regulations issued under the Dodd-Frank Wall Street Reform and Consumer Protection Act; increased regulation in jurisdictions outside of the United States; increased government support of national payments networks outside the United States; and increased regulation of consumer privacy, data use and security; developments in litigation and government enforcement, including those affecting interchange reimbursement fees, antitrust and tax; new lawsuits, investigations or proceedings, or changes to our potential exposure in connection with pending lawsuits, investigations or proceedings; economic factors, such as: economic fragility in the Eurozone, the United States and in other advanced and emerging markets; general economic, political and social conditions in mature and emerging markets globally; general stock market fluctuations which may impact consumer spending; material changes in cross-border activity, foreign exchange controls and fluctuations in currency exchange rates; and material changes in our financial institution clients’ performance compared to our estimates; industry developments, such as competitive pressure, rapid technological developments and disintermediation from our payments network; system developments, such as: disruption of our transaction processing systems or the inability to process transactions efficiently; account data breaches or increased fraudulent or other illegal activities involving Visa-branded cards or payment products; and failure to maintain systems interoperability with Visa Europe;

the transaction with Visa Europe may not be consummated on the terms currently contemplated or at all;

Visa Europe’s business may not be successfully integrated with our business or we may not achieve the anticipated benefits of the transaction; the costs and risks associated with the transaction with Visa Europe;

matters arising in connection with Visa Europe’s or our efforts to comply with and satisfy applicable regulatory approvals and closing conditions relating to the transaction; the loss of organizational effectiveness or key employees; the failure to integrate acquisitions successfully or to effectively develop new products and businesses; natural disasters, terrorist attacks, military or political conflicts, and public health emergencies; and various other factors, including those more fully described in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended September 30, 2015, and our subsequent reports on Forms 10-Q and 8-K.

You should not place undue reliance on such statements. Except as required by law, we do not intend to update or revise any forward–looking statements as a result of new information, future developments or otherwise.

2 Fiscal First Quarter 2016 Financial Results

Net Fiscal First Quarter Results

Solid operating revenues of $3.6 billion, up 5% over prior year

GAAP quarterly net income of $1.9 billion and $0.80 diluted earnings per share

Adjusted quarterly net income of $1.7 billion and $0.69 diluted earnings per share

Repurchased 25.7 million shares of class A common stock in the open market at an average price of $78.52 per share, using $2.0 billion of cash on hand

Note: See appendix for reconciliation of adjusted non-GAAP measures to the closest comparable GAAP measures.

3 Fiscal First Quarter 2016 Financial Results

Payments Volume

US$ in billions, nominal, except percentages

Quarter ended September

2014

2015 1,216 1,265

INTL = International

U.S. U.S.

632 693 770 800

U.S. U.S.

313 345 446 465

INTL INTL U.S. U.S.

584 572 INTL INTL 319 349

457 456

INTL 127 INTL 116

Total Visa Inc. Credit Debit

YOY Change 4% 4% 4%

(nominal)

YOY Change 12% 13% 10%

(constant)

Note: On occasion, previously submitted volume information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.

4 Fiscal First Quarter 2016 Financial Results

Payments Volume

US$ in billions, nominal, except percentages

Quarter ended December

Note: Current quarter payments volume and other select metrics are provided in the operational performance data supplement in the press release to provide more recent operating data. Service revenues continue to be recognized based on payments volume in the prior quarter. On occasion, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers. Constant dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.

2014

1,245 1,305

2015 INTL = International

U.S. U.S.

651 U.S. 713U.S. 795 827

575 631 U.S. U.S.

327U.S. U.358S. 450 477

277 313

INTL INTL U.S. U.S.

594 592 INTL 467 INTL INTL INTL 470 U.S. 324 U.S. 355

298 319

420 457 INTL 126 INTL 122

INTL 109 INTL 127

Total Visa Inc. Credit Debit

YOY Change

(nominal) 5% 4% 6%

YOY Change 11% 12% 11%

(constant)

5 Fiscal First Quarter 2016 Financial Results

Transactions

in millions, except percentages

Quarter ended December



2014
2015
25,994
38% Credit
62% Debit
29,047
38% Credit
62% Debit
17,599
18,986
Total Transactions
Processed Transactions
YOY Change
12%
8%

Note: Total transactions represent payments and cash transactions as reported by Visa clients on their operating certificates. On occasion, previously submitted transaction information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers. Processed transactions represent transactions involving Visa, Visa Electron, Interlink and PLUS cards processed on Visa's networks.

6 Fiscal First Quarter 2016 Financial Results

VISA

Total Cards

in millions, except percentages

Quarter ended September

2014

2015

2,340 2,459

1,491 1,572

849 887

Visa Inc. Credit Debit

YOY Change 5% 5% 5%

Note: The data presented is based on results reported quarterly by Visa clients on their operating certificates. Estimates may be utilized if data is unavailable. On occasion, previously submitted card information may be updated to reflect revised client submissions or other adjustments. Prior period updates are not material. Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.

7 Fiscal First Quarter 2016 Financial Results

Revenue – Q1 2016

US$ in millions, except percentages

Fiscal 2015

Fiscal 2016

4,095 4,353

3,382 3,565

(713) (788)

Gross Revenues Client Net Operating

Incentives Revenues

YOY 6% 10% 5%

Change

Fiscal 2016 % of 18% 82%

Gross Revenues

Note: Figures may not recalculate exactly due to rounding. Percentages are calculated based on unrounded numbers.

8 Fiscal First Quarter 2016 Financial Results

Revenue Detail – Q1 2016

US$ in millions, except percentages

Fiscal 2015

Fiscal 2016

1,645

1,538 1,479

1,383

970 1,031

204 198

Service Revenues Data Processing International Other Revenues

Revenues Transaction Revenues

YOY 7% 7% 6% (3%)

Change

Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.

9 Fiscal First Quarter 2016 Financial Results

Operating Margin – Q1 2016

US$ in millions, except percentages

Fiscal 2015

Fiscal 2016

3,382 3,565

66% 67%

2,238 2,396

1,144 1,169

Net Operating Total Operating Operating Operating

Revenues Expenses Income Margin

YOY 5% 2% 7% 1 ppt

Change

Note: Operating margin is calculated as operating income divided by net operating revenues. Figures may not recalculate exactly due to rounding. Percentages are calculated based on unrounded numbers.

10 Fiscal First Quarter 2016 Financial Results

Operating Expenses – Q1 2016

US$ in millions, except percentages

Fiscal 2015

Fiscal 2016

509 499

205 194

114 128 120 120 126 156

70 72

Personnel Marketing Network & Professional Depreciation & General &

Processing Fees Amortization Administrative

YOY (2%) (5%) 12% 2% (1%) 24%

Change

Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.

11 Fiscal First Quarter 2016 Financial Results

Other Financial Results

Cash, cash equivalents and available-for-sale investment securities of $24.8 billion at the end of the fiscal first quarter

Free cash flow of $1.9 billion for the fiscal first quarter

Capital expenditures of $126 million during the fiscal first quarter

Issued $16.0 billion of fixed-rate senior notes

12 Fiscal First Quarter 2016 Financial Results

Financial Metrics for Fiscal Year 2016

Constant dollar revenue growth of high single-digit

Annual net revenue growth to low double-digit range

Negative 3 ppts foreign currency impact

Client incentives as % of

gross revenues 17.5%—18.5% range

Annual operating margin Mid 60s

Adjusted effective tax rate Low 30s

Annual adjusted diluted class Constant dollar EPS growth of low-end of mid-teens

A common stock earnings per range

share growth Negative 4 ppts foreign currency impact

Annual free cash flow About $7 billion

Note: fourth The quarters financial of 2016, outlook the for Company fiscal full-year will realize 2016 interest does not expense include per any quarter impact of from about the $122 Visa million Europe related transaction. to the [Over issuance the of fiscal its fixed-rate second, third senior and notes. ]

13 Fiscal First Quarter 2016 Financial Results

Appendix

Reconciliation of Non-GAAP Financial Results

US$ in millions, except percentages and per share data

During the first quarter of fiscal 2016, we recorded a decrease of $255 million in the fair value of the Visa Europe put option, resulting in the recognition of non-cash, non-operating income that we do not believe is indicative of our operating performance. As such, we believe the presentation of adjusted financial results provides a clearer understanding of our operating performance for the current period presented. This amount is not subject to income tax and therefore has no impact on our reported income tax provision. There was no comparable adjustment recorded for the three months ended December 31, 2014. Adjusted net income, effective income tax rate and diluted earnings per share are non-GAAP financial measures and should not be relied upon as substitutes for measures calculated in accordance with U.S. GAAP. The following table reconciles our as-reported net income, effective income tax rate and diluted earnings per share, which are calculated in accordance with U.S.

GAAP, to our respective non-GAAP adjusted financial measures for the three months ended December 31, 2015:

Three Months Ended December 31, 2015

Effective Income Tax Diluted Earnings per

Net Income Rate(1) Share(1)

As reported $ 1,941 26% $ 0.80

Revaluation of Visa Europe put option (255) 3% (0.10)

As adjusted $ 1,686 29% $ 0.69

Diluted weighted-average shares outstanding, as reported 2,430

(1) Figures in the table may not recalculate exactly due to rounding. Effective income tax rate and diluted earnings per share figures are calculated based on unrounded numbers.

A-1 Fiscal First Quarter 2016 Financial Results

Calculation of Free Cash Flow

US$ in millions

Additions (+) /

Reductions (-) to Three Months Ended

Net income December 31, 2015(1)

Net income (as reported) 1,941

Capital Assets + Depreciation and amortization 120

— Capital expenditures (126)

(6)

Litigation + Litigation provision —

— Settlement payments (12)

+ Settlement payments funded by litigation escrow 11

(2)

Share-based Compensation + Share-based compensation 39

Pension + Pension expense 1

— Pension contribution (3)

(1)

Taxes + Income tax provision 698

— Income taxes paid (1) (79)

619

Visa Europe Put Option — Fair value adjustment (255)

Changes in Working Capital +/- Changes in other working capital accounts (2) (420)

Total Free Cash Flow 1,916

(1) Reported net income includes interest expense of $24 million recognized in the first quarter of fiscal 2016.

(2) The majority of estimated tax payments related to the fiscal first quarter are paid in the fiscal second quarter.

(3) Includes changes in client incentives, trade receivable/payable, settlement receivable/payable and personnel incentives.

A-2 Fiscal First Quarter 2016 Financial Results